                                                                   Exhibit 23.22



                      CONSENT OF INDEPENDENT ACCOUNTANTS

The Board of Directors
Web Design Group, Inc.:

We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

/s/KPMG LLP

Chicago, Illinois
May 23, 2000